SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant                □
Check the appropriate box:
☑ Preliminary Proxy Statement
□ Definitive Proxy Statement
□ Definitive Additional Materials
□ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
□ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Dividend and Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
□ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

□ Fee paid previously with preliminary materials:

□
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
Dividend and Income Fund
11 Hanover Square, 12th Floor
New York, NY 10005
www.DividendandIncomeFund.com
New York, NY
[   ], 2020

Dear Fellow Shareholders:
It is our pleasure to invite you to the Annual Meeting (“Meeting”) of Shareholders of Dividend and Income Fund (the “Fund”) to be held at [   ], on [   ], 2020 at [10:30] [a.]m. ET, and at any adjournments or postponements thereof. Formal notice of the Meeting appears on the next pages and is followed by the Proxy Statement for the Meeting.
At the Meeting, you will be asked to:
1.
Elect Jon Tomasson to the Board of Trustees of the Fund (the “Board”) as a Class III Trustee (the “Board Nominee”) to serve until the 2023 annual meeting of shareholders, or until his successor is elected and qualifies.

2.	Consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.
The Board unanimously recommends that you vote “FOR” the Board Nominee by voting the enclosed WHITE proxy card or voting instruction form and returning it to us or by using the other voting options discussed in the Proxy Statement. The Board urges you not to sign or return or vote on any other color proxy cards sent to you by any other person or entity.
As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the Meeting may be held at a physical location or virtually solely by means of remote communication or via a live webcast or that we may allow for virtual attendance. If we take this step, we will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and we will post the announcement and additional information on our website at www.DividendandIncomeFund.com as soon as practicable before the Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.
On behalf of the Board and management, thank you for your continued support.
Sincerely,

Thomas B. Winmill
President

YOUR VOTE IS IMPORTANT
Please sign, date, and return your proxies in the enclosed envelope at your earliest convenience.
Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Dividend and Income Fund
11 Hanover Square, 12th Floor
New York, NY 10005
www.DividendandIncomeFund.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

[__], 2020
To the Shareholders of
Dividend and Income Fund:

The Annual Meeting (“Meeting”) of Shareholders of Dividend and Income Fund (“Fund”) will be held at [   ], on [   ], 2020, at [10:30] [a.]m. ET, and at any adjournments or postponements thereof, for the following purposes:
1.
To elect Jon Tomasson to the Board of Trustees of the Fund (the “Board”) as a Class III Trustee (the “Board Nominee”) to serve until the 2023 annual meeting of shareholders, or until his successor is elected and qualifies.

2.	To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.
The Board unanimously recommends that you vote “FOR” the Board Nominee. Only holders of record at the close of business on February 11, 2020 are entitled to receive notice of, and to vote at, the Meeting.
As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the Meeting may be held at a physical location or virtually solely by means of remote communication or via a live webcast or that we may allow for virtual attendance. If we take this step, we will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and we will post the announcement and additional information on our website at www.DividendandIncomeFund.com as soon as practicable before the Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.
Please complete, sign, and date the enclosed WHITE proxy card or voting instruction form. The WHITE proxy card or voting instruction form should be returned in the enclosed envelope, which needs no postage if mailed in the United States. You may also be able to vote by internet or telephone by following the instructions on the WHITE proxy card or voting instruction form.  Instructions for the proper execution of proxies are set forth on the inside cover. Please do not send back any other color proxy card you may receive from any other person or entity, because doing so will cancel out any previously submitted votes on the Fund’s WHITE proxy card and voting instruction form. Only your latest dated proxy will count at the Meeting. We ask your cooperation in completing and returning your proxy promptly. The enclosed proxy is being solicited on behalf of the Board.
Sincerely,
Russell Kamerman
Secretary

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on [   ], 2020:
This Notice of Annual Meeting of Shareholders, Proxy Statement, and a form of the enclosed WHITE proxy card are available at [_______].

INSTRUCTIONS FOR SIGNING WHITE PROXY CARDS AND VOTING INSTRUCTION FORM
The following general rules for signing the WHITE proxy cards and voting instruction forms may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the WHITE proxy card or voting instruction form.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All Other Accounts: The capacity of the individual signing the WHITE proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA or UTMA	John B. Smith
(2) Estate of John Doe, John B.	John B. Smith, Jr., Executor
Smith, Jr., Executor

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Annual Meeting of Shareholders
of
Dividend and Income Fund
11 Hanover Square, 12th Floor
New York, NY 10005
www.DividendandIncomeFund.com

PROXY STATEMENT
 [   ], 2020
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Dividend and Income Fund, a Delaware statutory trust (the “Fund”), to be voted at the Annual Meeting of Shareholders of the Fund to be held at [   ], on [   ], 2020, at [10:30] [a.]m. ET (such meeting and any postponement(s) or adjournment(s) thereof are referred to collectively as the “Meeting”).
As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the Meeting may be held at a physical location or virtually solely by means of remote communication or via a live webcast or that we may allow for virtual attendance. If we take this step, we will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission (“SEC”) as definitive additional soliciting material, and we will post the announcement and additional information on our website at www.DividendandIncomeFund.com1 as soon as practicable before the Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.
The Board has fixed the close of business on February 11, 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof (the “Record Date”). It is estimated that proxy materials will be mailed to shareholders as of the Record Date on or about [   ], 2020.
On the Record Date, 12,449,614 common shares of beneficial interest of the Fund, par value $0.01 per share (“common shares” or “shares”), were outstanding. Each outstanding share is entitled to one vote, and each fractional share is entitled to a proportional fractional vote, on each of the matters to be voted on at the Meeting. All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein. If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted “FOR” the Board’s nominee for Trustee. Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005, by signing another proxy of a later date, or by personally voting at the Meeting.
As of the Record Date, the Fund is not aware of any person or “group” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time (the “Exchange Act”)), owning beneficially more than 5% of the Fund’s outstanding common shares, except as follows:
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Thomas B. Winmill P.O. Box 4 Walpole, NH 03608	1,163,928 (2)	9.35%
Bexil Corporation	1,147,661 (3)	9.22%
Midas Securities Group, Inc.	1,147,661 (4)	9.22%
Winmill & Co. Incorporated	1,147,661 (5)	9.22%
Winmill Family Trust	1,147,661 (6)	9.22%
Mark C. Winmill	1,147,661 (7)	9.22%
Bexil Securities LLC	672,646 (8)	5.40%
(1)	Unless otherwise noted, the address of each person is 11 Hanover Square, 12th Floor, New York, NY 10005.
(2)
Thomas B. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the 672,646 shares directly owned by Bexil Securities LLC (“Bexil Securities”) and the 475,015 shares directly owned by Bexil Advisers LLC, the Fund’s investment manager (“Bexil Advisers” or the “Investment Manager”), each such amount of shares indirectly owned by Bexil Corporation (“Bexil”), as a result of his status as a controlling person of the Winmill Family Trust, Winmill & Co. Incorporated (“Winco”), and Midas Securities Group, Inc. (“Midas Securities”). Mr. Thomas Winmill disclaims beneficial ownership of these shares. Mr. Thomas Winmill directly beneficially owns 16,267 shares, which is less than 1% of the outstanding shares of the Fund. He does not disclaim beneficial ownership of these 16,267 shares. The foregoing shall be referred to herein as the “TBW Ownership Disclosure.”

(3)	Bexil has indirect beneficial ownership of these shares, as a result of its status as the sole member of Bexil Securities and Bexil Advisers.
(4)	Midas Securities owns approximately 27% of the outstanding shares of Bexil and, as such, may be deemed to control Bexil.
(5)	Winco owns all of the outstanding shares of Midas Securities.
(6)	The Winmill Family Trust owns all of the voting stock of Winco.
(7)
Mark C. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of the 672,646 shares directly owned by Bexil Securities and the 475,015 shares directly owned by Bexil Advisers, each such amount of shares indirectly owned by Bexil, as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities. Mr. Mark Winmill disclaims beneficial ownership of these shares.

(8)	Bexil Securities has beneficial ownership of these shares and may be deemed to share voting and investment power over these shares with its affiliates listed in the table above.
The 9.22% beneficial ownership reported by Bexil, Midas Securities, Winco, Winmill Family Trust, and Mark C. Winmill, and included in the beneficial ownership reported by Mr. Thomas Winmill, represents indirect record or beneficial ownership of the same Fund shares. Mr. Thomas Winmill and Mr. Mark Winmill may be deemed to beneficially own the shares of the Fund owned by Bexil Securities and Bexil Advisers by virtue of their role as trustees of the Winmill Family Trust. Each of Bexil Securities and Bexil Advisers intends to vote its shares of the Fund in favor of the Board Nominee. As of the Record Date, the Board Nominee and the Fund’s officers and Trustees directly own in the aggregate less than 1% of the outstanding shares of the Fund.
A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes entitled to be cast at the Meeting. Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time to a date not more than 150 days after the Record Date without further notice other than announcement at the Meeting. Abstentions and broker non-votes will not have an impact on the chairman’s determination to adjourn the Meeting. At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.
Properly executed proxies may contain instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the election of Trustee (Proposal 1).
No other business may be acted upon at the Meeting other than as described in this Proxy Statement. If any procedural matters related to the proposals described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies. The Fund intends to exercise its discretionary authority with respect to any matter not properly presented at the Meeting. Because a shareholder may solicit proxies in support of the shareholder’s own proposals and/or in opposition of the Board’s proposal, if you do not give instructions to your broker, your broker may not be able to vote your shares with respect to the election of Trustee (Proposal 1). We urge you to instruct your broker or other nominee to vote your shares on the WHITE proxy card or voting instruction form so that your votes may be counted.
All shareholders who choose to attend the Meeting in person will need to present a valid government-issued photo identification (e.g., a driver’s license, state identification card or passport) at the door to be admitted to the Meeting. Additionally, if you hold your shares in a brokerage account or in the name of a bank or other holder of record and you plan to attend the Meeting, you will also need to obtain and present a copy of your brokerage account statement (which you can obtain from your broker) reflecting your ownership of our common shares as of the Record Date and/or legal proxy.
The Fund prepares and mails to its shareholders financial reports, normally on a semi-annual basis. The Fund will furnish to shareholders upon request, without charge, copies of its annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests for such Annual Report should be directed to the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005 or by telephone to the Fund’s proxy solicitor toll-free at 800-561-2871. Copies can also be obtained by visiting our website at www.DividendandIncomeFund.com. Copies of our annual and semi-annual reports are also available on the EDGAR Database on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.
The mailing address of the Fund’s principal executive offices is 11 Hanover Square, 12th Floor, New York, New York 10005.
You may receive a different proxy statement (along with a proxy card that is any color other than white) from another person or entity. PLEASE DO NOT SEND BACK ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE FROM ANY OTHER PERSON OR ENTITY, BECAUSE DOING SO WILL CANCEL OUT ANY PREVIOUSLY SUBMITTED VOTES ON THE FUND’S WHITE PROXY CARD AND VOTING INSTRUCTION FORM. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING. Merely attending the Meeting, however, will not revoke any previously submitted proxy. If you submit any proxy card that is NOT white, you will cancel your vote for the Board Nominee.

[1]	The Fund’s Internet address is included in this Proxy Statement as a textual reference only. The information on the website is not incorporated by reference into this Proxy Statement.

IMPORTANT INFORMATION ABOUT YOUR VOTE
While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview in “Questions and Answers” format. If you have any questions about the Proxy Statement or how to vote your shares, please call the Fund’s proxy solicitor toll free at 800-561-2871.
Questions and Answers
Question:	What proposal will be acted upon at the Meeting?
A.
At the Meeting, you will be asked to elect Jon Tomasson to the Board as a Class III Trustee (the “Board Nominee”) to serve until the 2023 annual meeting of shareholders, or until his successor is elected and qualifies.

Question:	How does the Board recommend that I vote?
A.
After careful consideration, the Board, including all those members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund (the “Independent Trustees”), unanimously approved and recommends that you vote in favor of the Board Nominee. The reasons for the Board’s recommendations are discussed in more detail in the Proxy Statement.

Question:	Will my vote make a difference?
A.
YES. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all shareholders to participate in the governance of the Fund. Your vote can help ensure that the experienced and highly qualified Board Nominee will be elected.

Question:	What are shareholders being asked to approve regarding the election of Trustee?
A.
Shareholders are being asked to elect Jon Tomasson to the Board as a Class III Trustee to serve until the 2023 annual meeting of shareholders, or until his successor is elected and qualifies. Mr. Tomasson has served on the Board since 2017 and has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his current positions as Chief Executive Officer of Vinland Capital Investments, LLC and Chief Investment Officer of NRE Capital Partners LLC, his former positions as a principal with Cardinal Capital Partners, a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, and a director of a public company, and as a result of his service as a director or trustee of other investment companies.

Question:	What should I do with any other proxy cards I receive?
A.
We urge you to vote the Fund’s WHITE proxy card or voting instruction form and discard any proxy card or form that is a color other than white which you may receive. Please do NOT send back any other color proxy card or form from any other person or entity, as this will cancel out any previously submitted votes on the Fund’s WHITE proxy card or voting instruction form. Only your latest dated proxy will count at the Meeting. Merely attending the Meeting, however, will not revoke any previously submitted proxy. We are not responsible for the accuracy of any information provided by or contained in any proxy solicitation materials filed or disseminated by, or on behalf of, any other person or entity.

Question:	How do I vote?
A.
You may use the enclosed postage-paid envelope to mail your WHITE proxy card or voting instruction form or you may attend the Meeting in person. Please refer to your WHITE proxy card or voting instruction form for instructions on how to vote by proxy via the Internet or by telephone, if available. Please do not return or vote on any other color proxy card or form you may receive from any other person or entity.

Question:	What number should I call if I have questions?
A. Please call the Fund’s proxy solicitor toll free at 800-561-2871 with any questions.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE BOARD NOMINEE.

ELECTION OF TRUSTEE (PROPOSAL 1)

TO ELECT JON TOMASSON TO THE BOARD OF TRUSTEES OF THE FUND
AS A CLASS III TRUSTEE TO SERVE UNTIL THE 2023 ANNUAL MEETING OF SHAREHOLDERS, OR UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIES

Pursuant to the Governing Documents of the Fund (as defined herein), the Board is divided into three classes: Class I, Class II, and Class III. One class of Trustees is to be elected at each annual meeting of shareholders to serve for a term expiring at the time of the third succeeding annual meeting of shareholders, or thereafter in each case when his successor is elected and qualified. At the Meeting, shareholders will be asked to elect Jon Tomasson as a Class III Trustee. Mr. Tomasson’s term as Class III Trustee will expire at the Meeting, or until his successor is elected and qualified.  No other class of Trustees has a term that so expires this year.
Upon the recommendation of the Board’s Nominating Committee, with the unanimous approval of the Independent Trustees and the Continuing Trustees (as defined in the Fund’s Governing Documents), the Board has nominated Mr. Tomasson for election as a Class III Trustee. The Board Nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If you properly execute and return your WHITE PROXY CARD OR VOTING INSTRUCTION FORM but do not indicate any voting instructions, your shares will be voted for the election of the Board Nominee. Should the Board Nominee withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person as the Board may recommend.
Information Regarding the Board Nominee

Set forth below is certain information regarding the Board Nominee for election as a Class III Trustee of the Fund.
Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years(3)
Independent Trustee Nominee(4)
Jon Tomasson September 20, 1958	Trustee (Class III)	Since 2017
Mr. Tomasson serves as Chief Executive Officer of Vinland Capital Investments, LLC (since 2002), a real estate investment company that he founded, and Chief Investment Officer of NRE Capital Partners LLC (since 2019), a private real estate lending company. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital Partners, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.
				4	None

(1)	The mailing address of the Board Nominee is 11 Hanover Square, 12th Floor, New York, New York 10005.
(2)	The Fund Complex, comprised of the Fund, Foxby Corp., and Midas Series Trust (with two series), are all managed by the Investment Manager or its affiliates.
(3)
Refers to directorships held by the Board Nominee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act, excluding those within the Fund Complex.

(4)
Board Nominee who is not an “interested person” of the Fund as defined under the 1940 Act (“interested person”). Neither the Independent Trustee Nominee, nor his immediate family members, held any positions (other than director of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

In considering the Board Nominee for election, the Board evaluated the Board Nominee’s background and his qualifications. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that the Board Nominee should be elected as a Trustee of the Fund, the Board considered and evaluated the Board Nominee’s relevant knowledge, experience, expertise, and independence. The Board Nominee has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his current positions as Chief Executive Officer of Vinland Capital Investments, LLC and Chief Investment Officer of NRE Capital Partners LLC, his former positions as a principal with Cardinal Capital Partners, a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, and a director of a public company, and as a result of his service as a director or trustee of other investment companies. In addition, the Board considered the Board Nominee’s experience with financial matters as a result of his industry experience.
Vote Required
Pursuant to the Fund’s Bylaws, unless all nominees for Trustee are approved by a majority of the Continuing Trustees, the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be voted shall be required to elect a Trustee. If all nominees for Trustee are approved by a majority of the Continuing Trustees, a plurality (i.e., an excess of votes cast for such nominee over the votes cast for any other candidate) of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Trustee. Accordingly, the election of the Board Nominee as Trustee requires the affirmative vote of a plurality of votes cast at the Meeting, provided a quorum is present. Each share cast “FOR” the Board Nominee will be counted toward the receipt of a plurality of votes.
THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE ELECTION OF THE BOARD NOMINEE AS A CLASS III TRUSTEE.

PLEASE DISCARD AND DO NOT SEND BACK ANY OTHER COLOR PROXY CARD OR VOTING INSTRUCTION FORM YOU MAY RECEIVE FROM ANY OTHER PERSON OR ENTITY, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD NOMINEE RECOMMENDED BY THE BOARD.

Current Board Members
In addition to the Nominee for Class III Trustee set forth above, the Board of the Fund is comprised of the individuals listed below.
Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(3)
Independent Trustees(4)
Roger Atkinson January 25, 1961	Trustee (Class I)	Since 2018 (current term ends at the 2021 annual meeting, or until his successor is elected and qualified)	Since 2007, Mr. Atkinson has served as a manager with Cell-Mark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	1	None
Peter K. Werner August 16, 1959	Trustee (Class II)	Since 2011 (current term ends at the 2022 annual meeting, or until his successor is elected and qualified)	Since 1996, Mr. Werner has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None
Interested Trustee
Thomas B. Winmill, Esq.(5) P.O. Box 4 Walpole, NH 03608 June 25, 1959	Trustee (Class II); Chairman, President, Chief Executive Officer, Chief Legal Officer	Since 2011 (current term ends at the 2022 annual meeting, or until his successor is elected and qualified)
He is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil (a holding company) and Winco (a holding company). He is a Director of Global Self Storage, Inc. (a self storage REIT) (“SELF”). He is a Director of Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the Fund, Foxby Corp., Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.(6)
				4	None
(1)	The mailing address of each Trustee is, except as noted otherwise, 11 Hanover Square, 12th Floor, New York, New York 10005.
(2)	The Fund Complex is comprised of the Fund, Foxby Corp., and Midas Series Trust (with two series) which are all managed by the Investment Manager or its affiliates.
(3)
Refers to directorships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or any company registered as an investment company under the 1940 Act, excluding those within the Fund Complex. Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During the Past 5 Years.”

(4)
Trustees who are not “interested persons” of the Fund as defined under the 1940 Act. None of the Independent Trustees, nor their immediate family members, held any positions (other than director or trustee of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

(5)	Mr. Winmill is an “interested person” as defined in the 1940 Act because of his affiliations with the Investment Manager, as noted herein.
(6)	Thomas B. Winmill and Mark C. Winmill are brothers.

Executive Officers
The current executive officers of the Fund, other than those who serve as Trustees, are as follows:
Name, Address(1) and Date of Birth	Position(s) Held with Fund	Officer Since(2)	Principal Occupation(s) During the Past 5 Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, Secretary, and General Counsel	2014
Chief Compliance Officer (since 2014), Secretary (since 2017), and General Counsel (since 2017) of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF, Winco, and Tuxis Corporation (a real estate company) (“Tuxis”). From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Winco and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President	2011	Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.
Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	2017
Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF, Winco, and Tuxis. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President	2011
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker- Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Mark C. Winmill(3) November 26, 1957	Vice President	2012
Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealers.

(1)	The mailing address of each officer, except as noted otherwise, is 11 Hanover Square, 12th Floor, New York, New York 10005.
(2)	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 11, 2019.
(3)	Thomas B. Winmill and Mark C. Winmill are brothers.
Trustee and Executive Officer Compensation
Effective April 1, 2020, the basis of compensation for the Independent Trustees is a quarterly retainer of $1,650, a fee of $4,600 for each quarterly Board meeting attended, $500 for each special meeting attended, $500 for each committee meeting attended, an additional $500 for each committee meeting attended by the chair of such committee, and $2,000 for each shareholders’ meeting attended. Each Independent Trustee is reimbursed for reasonable travel and out-of-pocket expenses associated with attending such meetings. The Fund currently has no bonus, profit sharing, pension, or retirement plan. The Fund’s Interested Trustee and executive officers are eligible for bonuses from the Investment Manager and may participate in a qualified retirement plan offered by the Investment Manager. Although pursuant to the Fund’s investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services (including, but not limited to compliance and accounting services), no current officer or Trustee of the Fund who is also a manager, officer, or employee of the Investment Manager or its affiliates receives any remuneration from the Fund (compensation of the Chief Compliance Officer by the Investment Manager is subject to the approval of the Fund’s Board, including a majority of the Trustees who are not interested persons of the Fund).
The following table sets forth certain information regarding compensation of the Trustees and certain officers, if any, who received compensation (in excess of a threshold amount) from the Fund for the fiscal year ended December 31, 2019.
Compensation Table
Name of Person and Position	Aggregate Compensation From Fund	Total Compensation from Fund and Fund Complex
Independent Trustees/Nominee:(1)
Roger Atkinson	$29,375	$29,375
Jon Tomasson	$29,375	$44,375
Peter K. Werner	$29,375	$46,375

Interested Trustee:
Thomas B. Winmill, Trustee, President, Chief Executive Officer, Chairman, and Chief Legal Officer	$0	$0

Officer:
Russell Kamerman, Chief Compliance Officer, Secretary, and General Counsel(2)	$66,332	$120,052

(1)
Effective April 1, 2019 through March 31, 2020, the basis of compensation for the Independent Trustees is a quarterly retainer of $1,275, a fee of $4,600 for each quarterly Board meeting attended, $500 for each special meeting attended, $500 for each committee meeting attended, and $2,000 for each shareholders’ meeting attended.   Effective April 1, 2019 through December 11, 2019, Independent Trustees were paid $1,000 per annum per committee chaired and effective December 12, 2019 through March 31, 2020, Independent Trustees were paid $500 per committee meeting attended.

(2)
Represents the portion of Mr. Kamerman’s compensation that the Investment Manager received as reimbursements from, respectively, the Fund and Fund Complex for the provision of Mr. Kamerman’s services at cost.

Security Ownership of Management
The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee and/or Nominee in the Fund and in all investment companies in the aggregate within the Fund Complex overseen and/or to be overseen by each Trustee and/or Board Nominee as of the Record Date.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies Overseen by the Trustee/Nominee in the Fund Complex
Independent Trustees/Board Nominee:
Roger Atkinson	$10,001 - $50,000	$10,001 - $50,000
Jon Tomasson	$0	$0
Peter K. Werner	$0	$10,001 - $50,000

Interested Trustee:
Thomas B. Winmill	Over $100,000	Over $100,000

As of April 30, 2020, no Independent Trustee or Independent Trustee Nominee owned beneﬁcially, or of record, any securities in the Investment Manager or in any person controlled by, under common control with, or controlling the Investment Manager.

The following table sets forth ownership of the Fund’s equity securities by the Fund’s Trustees, the Board Nominee, and named executive officers, as well as the number of equity securities beneficially owned by all of the Trustees, Board Nominee, and named executive officers as a group. Amounts owned reflect ownership as of the Record Date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Equity Securities
Roger Atkinson	2,000	*
Thomas O’Malley	0	0%
Jon Tomasson	0	0%
Peter K. Werner	0	0%
Thomas B. Winmill	1,163,928(1)	9.35%
Trustees, Board Nominee, and Named Executive Officers as a Group (5 persons)	1,165,928	9.37%

* Less than one percent.
(1)	See the TBW Ownership Disclosure (as defined herein).

Current Board Leadership Structure and Oversight Responsibilities
The Board is responsible for the oversight of the Fund’s operations. The Board is currently composed of four members, three of whom are Independent Trustees. As described below, the Board has established five standing committees, Audit, Nominating, Executive, Governance, and Continuing Trustees, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The inclusion of all Independent Trustees as members of the Audit, Governance, and Nominating Committees allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.
The Trustees have designated Mr. Thomas Winmill to serve as the Chairman of the Board (the “Chairman”). Mr. Winmill has been active in investment management for over 20 years as a portfolio manager, chief executive officer, general counsel, chief legal officer, compliance officer, and in other capacities. The Chairman presides at each Board meeting, establishes the agenda for Board meetings, and acts as the primary liaison between the Independent Trustees and Fund management. The Chairman of the Board is an “interested person” of the Fund (as such term is defined in the 1940 Act). The Independent Trustees have not appointed a lead Independent Trustee. The Independent Trustees believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities. The Independent Trustees also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Fund management and the Board. The Chairman may also perform such other functions as may be requested by the Trustees from time to time. Designation as Chairman does not impose on such Trustee any duties or standards greater than or different from other Trustees. The Trustees believe that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, is appropriate given the characteristics and circumstances of the Fund.
Risk Oversight
The operation of an investment company generally involves a variety of risks including, among others, investment, compliance, operational and valuation risks. As part of its oversight of the Fund, the Board oversees risk management through various regular Board and committee activities. As part of its regular oversight of the Fund, the Board, directly and/or through its committees, reviews reports from, among others, the Fund’s management, including the Fund’s Chief Compliance Officer, the Investment Manager, the Fund’s independent registered public accounting firm (“IRPAF”), outside legal counsel, and others, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers. Different processes, procedures and controls are employed with respect to different types of risks. The conduct of the Fund’s day-to-day risk management functions are generally delegated to the Investment Manager and other service providers to the Fund. The Investment Manager and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. Although the risk management programs of the Investment Manager and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or the Investment Manager, its affiliates, or other service providers. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Qualification of Board of Trustees
Each Trustee’s background and, except with respect to Mr. Atkinson, his oversight and service as a member of the boards of the other investment companies in the Fund Complex was evaluated in determining whether he should serve as a Trustee of the Fund. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Fund, each Trustee’s relevant knowledge, experience, expertise, and independence was considered and evaluated. Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as an Independent Director and Trustee for more than 15 years of the other investment companies in the Fund Complex. Mr. Tomasson has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as Chief Executive Officer of Vinland Capital Investments, LLC and Chief Investment Officer of NRE Capital Partners LLC, his former positions as a principal with Cardinal Capital Partners, a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, and a director of a public company, and as a result of his service as an Independent Director and Trustee of the other investment companies in the Fund Complex. Mr. Atkinson has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as a manager at CellMark, Inc., a global forest products trading company, where he directs trading activity, acquisitions, and risk management, and various former positions, including serving as the sole member of Fort Vancouver Paper LLC, an international trading company. Thomas Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested Director and Trustee for more than 20 years of the other investment companies in the Fund Complex.
The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. The Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Board Committees and Board of Trustees’ Meetings
Audit Committee. The Board has an Audit Committee comprised of all of the Independent Trustees. The purpose of the Audit Committee is to meet with the Fund’s IRPAF to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF. The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide integrity and accuracy in the Fund’s financial reporting. The Audit Committee met three times during the fiscal year ended December 31, 2019. A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.
Nominating Committee. The Board also has a Nominating Committee, comprised of all the Independent Trustees. The primary purposes and responsibilities of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Nominating Committee Charter, the Fund’s Declaration of Trust, as amended, and Bylaws (the “Governing Documents”) or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) to set any necessary standards or qualifications for service on the Board. The Nominating Committee met one time during the fiscal year ended December 31, 2019. A current copy of the Board’s Nominating Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.
Governance Committee. The Board recently established a Governance Committee, comprised of all the Independent Trustees, in April 2020. The primary purpose of the Governance Committee is to assist the Board in serving its oversight role on behalf of the interests of the Fund and all of its shareholders in respect to the Governing Documents of the Fund. A current copy of the Fund’s Governance Committee Charter is available on the Fund’s website at www.DividendandIncomeFund.com.
Executive Committee. The Board has an Executive Committee which was established in February 2011, comprised of Thomas Winmill, and which may meet from time to time, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. The Executive Committee did not meet during the fiscal year ended December 31, 2019.
Committee of Continuing Trustees. The Fund has a Committee of Continuing Trustees which was established in June 2011, which may meet from time to time, to take such actions as are required by the Governing Documents of the Fund. The Committee of Continuing Trustees is comprised of Messrs. Atkinson, Werner, Tomasson, and Winmill. The Committee of Continuing Trustees did not meet during the fiscal year ended December 31, 2019.
The Fund has no compensation committee of the Board.
For the fiscal year ended December 31, 2019, the current Board held four regularly scheduled meetings. For the fiscal year ended December 31, 2019, each of the Trustees currently in office attended at least 75% of the total number of meetings of the Board and of all Committees of the Board held during the period in which he served. The Fund does not have a formal policy regarding attendance by Trustees at annual meetings of shareholders but encourages such attendance. On June 6, 2019, the Fund held an annual meeting of shareholders for the fiscal year ended December 31, 2018, which was attended by all of the Trustees.
Information Regarding the Fund’s Process for Identifying and Nominating Trustee Candidates
In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Investment Manager, (iv) the Fund’s shareholders and (v) any other source the Nominating Committee deems to be appropriate. The Nominating Committee will not consider self-nominated candidates. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. The Nominating Committee believes the Board may benefit from diversity of background, experience, and views among its members, and may consider this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.
Pursuant to the Fund’s Governing Documents, to qualify as a nominee for a Trusteeship or election as a Trustee, an individual, at the time of nomination or election as the case may be, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund, (B) shall have a master’s degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in the Sarbanes-Oxley Act of 2002 (or other applicable law); (C) shall not serve as a trustee or officer of another closed end investment company unless such company is sponsored or managed by the Fund’s Investment Manager or by an affiliate of the Investment Manager; and (D) shall not serve or have served within the past 3 years as a trustee of any closed end investment company which, while such individual was serving as a trustee or within one year after the end of such service, ceased to be a closed end investment company registered under the 1940 Act, unless such individual was initially nominated for election as a trustee by the board of trustees of such closed end investment company, or (ii) shall be a current Trustee of the Fund. In addition, to qualify as a nominee for a Trusteeship or election as a Trustee, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the “Policy”), adopted by the Board on May 8, 2012, as subsequently amended or modified, and (ii) an individual who is not an incumbent Trustee shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Trustee. In addition, to qualify as a nominee for a Trusteeship or election as a Trustee at the time of nomination or election as the case may be, a person shall not, if elected as a Trustee, cause the Fund to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Declaration of Trust, or any general policy adopted by the Board regarding either retirement age or the percentage of interested persons and non-interested persons to comprise the Board.
The Nominating Committee of the Board, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual not so nominated by the Nominating Committee of the Board shall be deemed not to satisfy the foregoing qualifications, unless the Nominating Committee adopts a resolution setting forth the affirmative determination that such individual satisfied the foregoing qualifications. Any individual who does not satisfy the qualifications set forth herein, unless waived by the Committee, shall not be eligible for nomination or election as a Trustee and the selection and nomination, or recommendation for nomination by the Board, of candidates for election by the Committee shall be deemed to be its determination such qualifications are satisfied or waived for such candidate.
The Nominating Committee will also consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by shareholders will be considered properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in Appendix A of the Nominating Committee Charter, as it may be amended from time to time by the Nominating Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Nominating Committee).
A candidate for nomination as a Trustee submitted by a shareholder will not be deemed to be properly submitted to the Nominating Committee for its consideration unless the following qualifications have been met and procedures followed:
(1)
A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 4.5% of the Fund’s shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at an annual meeting of shareholders.

(2)
The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(3)
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 90 days nor more than 120 days before the first anniversary date of the Fund’s proxy statement released to shareholders in connection with the most recent shareholders meeting at which Trustees were considered for election.

(4)
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined herein); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a trustee or senior officer of public companies, trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees’ and officers’ questionnaire if elected; (iv) the Nominating Shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (vi).

(5)
The Nominating Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Nominating Committee.

A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee Charter. The Nominating Committee Charter, as amended, was approved by the Board on December 13, 2018.
Report of the Audit Committee
Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, Pennsylvania 19103, was the IRPAF for the Fund for the fiscal years ended December 31, 2018 and December 31, 2019 and is the IRPAF for the fiscal year ending December 31, 2020. Representatives of TWB are not expected to attend the Meeting.
The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities. As required by the Audit Committee Charter, the Audit Committee has received the written disclosures and the letter from TWB required by applicable requirements of the Public Company Accounting Oversight Board regarding TWB’s communications with the Audit Committee concerning independence and has discussed with TWB its independence with respect to the Fund. The Fund has been advised by TWB that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of February 20, 2020.
The Fund’s financial statements for the fiscal year ended December 31, 2019 were audited by TWB. The Audit Committee has reviewed and discussed the Fund’s audited financial statements with Fund management and TWB, and discussed with TWB the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Based on the foregoing review and discussions, the Audit Committee recommended to the Board (and the Board approved) that the Fund’s audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended December 31, 2019 and filed with the Securities and Exchange Commission.
Peter K. Werner, Chairman of the Audit Committee
Roger Atkinson
Jon Tomasson

Audit Fees
The aggregate fees billed for professional services rendered by TWB for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $33,000 and $33,500 for the fiscal years ended December 31, 2018 and December 31, 2019, respectively.
Audit-Related Fees
The aggregate fees billed for assurance and related services rendered by TWB that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal years ended December 31, 2018 and December 31, 2019 were $2,000 and $2,000, respectively.
Tax Fees
The aggregate fees billed for tax-related services, including tax compliance, tax advice, and tax planning rendered by TWB to the Fund were $5,250 and $5,250 for the fiscal years ended December 31, 2018 and December 31, 2019, respectively.
All Other Fees
The aggregate fees billed for services provided by TWB to the Fund, other than the services reported above, were $4,000 and $0 for the fiscal years ended December 31, 2018 and December 31, 2019, respectively. All other fees consist of the aggregate fees billed for products and services provided by TWB other than audit, audit-related, and tax services.
Audit Committee Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by TWB to the Fund, and any non-audit services proposed to be provided by TWB to the Fund’s Investment Manager, if the engagement relates directly to the Fund’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditors in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit. No audit, audit-related, tax, or other services provided by TWB were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the fiscal years ended December 31, 2018 and December 31, 2019, respectively.
Aggregate Non-Audit Fees
The aggregate non-audit fees billed by TWB for services rendered to the Fund, and rendered to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal years ended December 31, 2018 and December 31, 2019 were $60,750 and $57,250, respectively. The Audit Committee has determined that the provision of non-audit services that were rendered by TWB to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining TWB’s independence.

OTHER BUSINESS

The Bylaws provide that the only matters that may be acted on at the Meeting are those stated in the Notice of Annual Meeting of Shareholders, except as required by applicable law. Accordingly, other than such matters, no other business may properly come before the Meeting. If any such matters requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

No cell phone or recording device of any kind will be permitted at the Meeting, except as the chairman of the meeting may authorize. The Fund will not accept custody of any such device from any Meeting attendee.

ADDITIONAL INFORMATION

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act in combination require the Fund’s Trustees, officers, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based on the Fund’s review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, the Fund believes that the Reporting Persons complied with the filing requirements of Section 16(a) of the Exchange Act.
 Discretionary Authority

Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Shareholders except as required by applicable law, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to shareholders. If the shareholder proponent attempts to present the shareholder’s proposals at the meeting, the chairman of the Meeting intends to rule those proposals out of order. However, if such proposals and any other matters are deemed to be properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed WHITE proxy card or voting instruction form upon such matters in accordance with their judgment of the best interests of the Fund.
Submission Deadlines for Shareholder Proposals
The Fund’s Bylaws provide that a shareholder of record may nominate a candidate for election as a Trustee at an annual meeting of shareholders or propose business for consideration at such meeting, provided generally that written notice be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual shareholders meeting at which Trustees were considered for election; provided, however, that in the event that either the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice of the preceding year’s annual meeting or there was no annual meeting in the preceding year, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of the mailing of the notice of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of the mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the Exchange Act, a record shareholder nomination or proposal intended to be considered at the 2021 annual meeting of shareholders (but not included in the Fund’s proxy materials pursuant to Rule 14a-8 under the Exchange Act) must be received by the Secretary of the Fund no earlier than [   ], 2020 and no later than [    ], 2020. Additionally, no shareholder may give a notice to the Secretary of the Fund described in Article II, Section 12(a)(2) or Section 12(b) of the Fund’s Bylaws (governing advance notice of shareholder nominations for trustee and other shareholder proposals for annual and special meetings of shareholders) unless such shareholder holds a certificate or certificates, as the case may be, for all shares owned by such shareholder, and a copy of each such certificate shall accompany such shareholder’s notice to the Secretary in order for such notice to be effective. If you wish to have your proposal considered for inclusion in the Fund’s proxy statement for the 2021 annual meeting of shareholders, we must receive it on or before [   ], 2020, pursuant to Rule 14a-8(e)(2) of the Exchange Act.
The foregoing description of the procedures for a Fund shareholder properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. The submission by a shareholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Shareholder proposals are subject to certain requirements under the federal securities laws and Delaware law and must be submitted in accordance with the Fund’s Governing Documents, the Nominating Committee Charter and Appendix A thereto, the Policy, and other applicable laws and/or documents. Copies of the Fund’s Governing Documents, including the provisions which concern the requirements for shareholder nominations and proposals, and the provisions which concern the eligibility of a shareholder to make a nomination or proposal of other business, are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its Governing Documents to a shareholder upon request, which may be requested by writing to the Fund’s Secretary, Russell Kamerman, at 11 Hanover Square, 12th Floor, New York, New York 10005. Any shareholder of the Company considering making a nomination or other proposal should carefully review and comply with the applicable provisions of the Fund’s Governing Documents.
Proposals should be mailed to the Fund, to the attention of the Fund’s Secretary, Russell Kamerman, 11 Hanover Square, 12th Floor, New York, New York 10005.
Shareholder Communications with the Board of Trustees
The Board has adopted a process for shareholders to send communications to the Board. To communicate with the Board or an individual Trustee, a shareholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board or the individual Trustee. Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. All shareholder communications received in accordance with this process will be forwarded to the Board or the individual Trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, must continue to meet all the requirements of Rule 14a-8.
Expense of Proxy Solicitation
In connection with the Meeting, the Fund received a purported notice from a shareholder seeking to present two shareholder proposals at the Meeting. As discussed above, the Fund’s Bylaws set out in detail the requirements for providing proper notice to the Fund of such matters. The Fund and its Board, including the Independent Trustees, carefully reviewed and considered the shareholder’s purported notice. After careful consideration and with the advice of counsel, the Board, including the Independent Trustees, determined that the purported notice did not meet the requirements of the Fund’s Bylaws and was therefore deficient. The Fund subsequently informed the shareholder that the purported notice was deficient and that the Fund and the Board intend to rule the proposals out of order at the Meeting. The shareholder nevertheless informed the Fund that it may solicit proxies in favor of these invalid proposals. One such proposal involved seeking interpretive guidance from the Fund’s principal regulator. You may receive solicitation materials from the shareholder or the shareholder’s representative, including proxy statements and proxy cards, which will be a color other than white. The Board unanimously opposes these proposals. The Board urges you not to sign or return or vote on any other color proxy cards sent to you by any other person or entity, including this dissident shareholder.
Although the dissenting shareholder has been advised by the Fund that its purported notice failed to meet the requirements of the Fund’s Bylaws and was therefore invalid, the shareholder nevertheless has indicated that the shareholder may solicit proxies in support of the invalid proposals. Accordingly, the Fund may be forced to incur additional costs in connection with its solicitation of proxies. The cost of soliciting proxies will be borne by the Fund. The Fund estimates that the total expenditures relating to the Fund’s proxy solicitation (other than salaries and wages of officers and employees of the Fund and the Investment Manager) will be approximately $[•], of which approximately $[•] has been incurred as of the date hereof. Certain officers of the Fund and certain officers and employees of the Investment Manager or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies personally or by telephone or electronic communication. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained Georgeson, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, as its proxy solicitor and will pay a project management fee as well as fees charged on a per call basis and certain other expenses. Additionally, the Fund will indemnify and hold harmless Georgeson against any third party claims, except in the case of Georgeson’s gross negligence or willful misconduct. Georgeson has advised the Fund that approximately 35 of its employees will be involved in the solicitation of proxies by Georgeson on behalf of the Fund. Management of the Fund estimates that the amount payable to Georgeson will include fees of approximately $25,000 and reimbursable expenses of approximately $35,000.
The Fund intends to exercise its discretionary authority with respect to any matter not properly presented at the Meeting. If the shareholder’s proposals are deemed to be properly presented at the Meeting for a vote, each proposal must receive the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be voted at the Meeting.
Additional Information about the Solicitation
Appendix A to this Proxy Statement sets forth certain information relating to the Fund’s Trustees, executive officers and certain other persons who may be deemed to be “participants” in the solicitation of proxies.
Investment Manager
The address of Bexil Advisers is 11 Hanover Square, 12th Floor, New York, New York 10005. The Investment Manager provides investment advisory and administrative services to the Fund. The Investment Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund.

Any Purchases or Sales of Securities of the Investment Manager, its Parents, or Subsidiaries
Since the beginning of the most recently completed fiscal year, no Trustee or Board Nominee has made any purchases or sales of securities of the Investment Manager or its parents, or subsidiaries of either, except as follows: in accordance with the Notice of Grant of Incentive Stock Option Award dated as of August 6, 2014 to Mr. Thomas Winmill, effective August 6, 2019, he elected to exercise the right to purchase 12,000 shares of Bexil at the price of $7.92 per share. Transactions involving securities in an amount not exceeding one percent of the outstanding securities of the Investment Manager or its parents, or subsidiaries of either, may be omitted. There is no arrangement or understanding with respect to the composition of the Board or of the Investment Manager, or with respect to the selection of appointment of any person to any office with either such company.
Attendance at the Meeting

All shareholders who choose to attend the Meeting in person will need to present a valid government-issued photo identification (e.g., a driver’s license, state identification card or passport) at the door to be admitted to the Meeting. Additionally, if you hold your shares in a brokerage account or in the name of a bank or other holder of record and you plan to attend the Meeting, you will also need to obtain and present a copy of your brokerage account statement (which you can obtain from your broker) reflecting your ownership of the Fund’s shares as of the Record Date and/or a legal proxy.

Due to concerns about the coronavirus or COVID-19, we are planning for the possibility that the Meeting may be held at a physical location or virtually solely by means of remote communication or via a live webcast or that we may allow for virtual attendance. If we take this step, we will publicly announce the decision in a press release that will also be filed with the SEC as definitive additional soliciting material, and we will post the announcement and additional information on our website at www.DividendandIncomeFund.com as soon as practicable before the Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

Please retain the control number included on your notice, on your WHITE proxy card, or in the voting instructions that accompanied your proxy materials as you will need this number should we determine to convert to a virtual-only meeting or allow for virtual attendance and you elect to participate. We also encourage all shareholders to continue to review guidance from public health authorities as the time for the Meeting approaches.
Householding
One document (i.e., an annual or semi-annual report, or set of proxy soliciting materials) may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we deliver separate copies, a single copy (if multiple copies are received at the same address), and/or additional copies of these documents by calling toll free 800-561-2871 or writing to the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005.

[   ], 2020

PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD OR VOTING INSTRUCTION FORM,
AND MAIL IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Appendix A
INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, the Trustees, the Board Nominee, and certain executive officers of the Fund may be deemed to be “participants” with respect to the Fund’s solicitation of proxies in connection with the Meeting. The following sets forth certain information about the persons who may be deemed to be “participants.”

Trustees and Board Nominee
The following sets forth the names of the Trustees who may be deemed to be “participants” in the solicitation. The principal occupations of the Trustees are set forth under “Election of Trustee (Proposal 1)” in this Proxy Statement. Each Trustee has a business address c/o Dividend and Income Fund, 11 Hanover Square, 12th Floor, New York, New York 10005, except as noted below.
Roger Atkinson
Jon Tomasson
Peter K. Werner
Thomas B. Winmill, P.O. Box 4, Walpole, NH 03608

Executive Officers
The following sets forth the names of the Fund’s executive officers who may be deemed “participants.”  The principal occupations of the named executive officers are set forth under “Election of Trustee (Proposal 1)” in this Proxy Statement. Each executive officer has a business address c/o Dividend and Income Fund, 11 Hanover Square, 12th Floor, New York, New York 10005.
Russell Kamerman
Heidi Keating
Donald Klimoski II
Thomas O’Malley
Mark C. Winmill

Information Regarding Ownership of the Fund’s Securities by Participants
The ownership of the Fund’s securities by the Trustees, the Board Nominee, and certain executive officers of the Fund that may be deemed to be “participants” is set forth in this Proxy Statement on pages [   ] and [   ].
Information Regarding Transactions in the Fund Securities by Participants
None of the persons listed above under “Trustees and Board Nominees” or “Executive Officers” have engaged in any transactions deemed to be purchases and sales of the Fund’s securities during the past two years, except as follows:(1)
Date of Purchase	Name	Amount Purchased or Sold
08/27/2018	Roger A. Atkinson	750 Purchased
03/27/2019	Roger A. Atkinson	1,250 Purchased
07/01/2019	Thomas B. Winmill	238.035 Purchased
03/13/2020	Roger A. Atkinson	1,000 Purchased
(1)
Additionally, participants may from time to time participate in the Fund's dividend reinvestment plan (“DRIP”), which is available to all shareholders, for the purpose of allowing them to reinvest dividend payments in additional shares of the Fund.

Miscellaneous Information Concerning Participants
Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since the beginning of the Fund’s last fiscal year, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Fund or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest, except for participation in the Fund’s DRIP as follows:
Date of Purchase	Name	Amount
01/15/2019	Bexil Advisers	$87,000
01/15/2019	Bexil Securities	$129,393.60
04/01/2019	Bexil Advisers	$88,868.96
04/01/2019	Bexil Securities	$132,173.27
07/05/2019	Bexil Advisers	$90,453.08
10/03/2019	Bexil Advisers	$92,035.81
01/02/2020	Bexil Advisers	$93,583.93
04/01/2020	Bexil Advisers	$118,753.68

Furthermore, except as described in this Appendix A or this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Fund or any securities of any subsidiary of the Fund, and (b) no participant or Participant Affiliate owns any securities of the Fund of record but not beneficially.
Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of their affiliates will or may be a party.
Except as described in this Appendix A or elsewhere in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since the beginning of the Fund’s last fiscal year with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described in this Appendix A or this Proxy Statement, and excluding any trustee or executive officer of the Fund acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as a trustee is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

PRELIMINARY PROXY MATERIAL – SUBJECT TO COMPLETION
DIVIDEND AND INCOME FUND	WHITE PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [ ], 2020

This proxy is solicited by and on behalf of the Board of Trustees of Dividend and Income Fund (the “Fund”) for the Annual Meeting of Shareholders to be held on [   ], 2020 and at any adjournment(s) or postponement(s) thereof.

The undersigned shareholder(s) of the Fund hereby appoints Thomas B. Winmill and Russell Kamerman, and each of them, the attorneys and proxies of the undersigned and the proxy committee of the Fund, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders to be held at [   ] on [   ], 2020, at [10:30] [a.]m. ET (such meeting and any adjournment(s) or postponement(s) thereof are referred to collectively as the “Meeting”) to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

This section must be completed for your vote to be counted. Date and sign below.

NOTE: Please sign exactly as your name or names appear on this proxy.   When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such.  If the holder is a corporation or partnership, please sign “[print entity name] by [sign your name] as [title].”

SIGNATURE DATE

SIGNATURE (if held jointly) DATE

Title – if a corporation, partnership or other entity

MAIL:	To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this white proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

CONTROL NUMBER:

NOTE ADDRESS CHANGE:
□  TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE CHECK THE BOX AT  LEFT AND INDICATE YOUR NEW ADDRESS IN THE SPACE PROVIDED.  PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.

The votes entitled to be cast by the undersigned will be cast as instructed on this white proxy card.  If this proxy is signed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of the Board's nominee for Trustee and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

DIVIDEND AND INCOME FUND	WHITE PROXY CARD

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [x]

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL 1:

1. To elect Jon Tomasson to the Board of Trustees of the Fund as a Class III Trustee to serve until the 2023 annual meeting of shareholders, or until his successor is elected and qualifies.
Nominee:
Jon Tomasson	FOR	WITHHOLD AUTHORITY
	□	□

Your vote is important! Please sign and date the white proxy card on the reverse and return it promptly in the enclosed postage paid envelope or otherwise to [______] so that your shares can be represented at the Meeting.  If no instructions are given on the proposal, the proxies will VOTE FOR PROPOSAL 1 and in the discretion of the proxy holder on any other matter that may properly come before the Meeting.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact the Fund’s proxy solicitor toll free at 800-561-2871.  Representatives are available Monday through Friday 9:00 a.m. to 5:00 p.m. ET.

Important Notice Regarding the Availability of the Proxy Materials for the Annual Meeting of Shareholders. The Notice of Annual Meeting of Shareholders and Proxy Statement are available at: [______].

THANK YOU FOR VOTING